Contracted concessional assets	12 Months Ended
Dec. 31, 2017
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6.- Contracted concessional assets

Contracted concessional assets include fixed assets financed through project debt, related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IAS 17, and PS10, PS20 and Seville PV which are recorded as property plant and equipment in accordance with IAS 16. Concessional assets recorded in accordance with IFRIC 12 are either intangible of financial assets. As of December 31, 2017, contracted concessional financial assets amount to $936,004 thousand ($928,720 thousand as of December 31, 2016).

For further details on the application of IFRIC 12 to projects, see Appendix III.

a)	The following table shows the movements of contracted concessional assets included in the heading “Contracted Concessional assets” for 2017:

Cost

Total as of January 1, 2017	10,067,596
Additions	15,426
Subtractions	(42,500)
Translation differences	593,247
Total as of December 31, 2017	10,633,769

Accumulated amortization

Total as of January 1, 2017	(1,143,324)
Additions	(309,846)
Translation differences	(96,329)
Total accum. amort. as of December 31, 2017	(1,549,499)
Net balance at December 31, 2017	9,084,270

During 2017 contracted concessional assets increased primarily due to the effect of appreciation of the Euro against the U.S. dollar for the year ended December 31, 2017 compared to the year ended December 31, 2016, this effect has been partially compensated by the amortization charge for the year.

The decrease relates to the indemnity received from Abengoa by Solana in December 2017 further to Abengoa´s obligation as EPC Contractor (see Note 10).

No losses from impairment of contracted concessional assets were recorded during the year ended December 31, 2017.

The Company identified a triggering event of impairment for Solana as a result of the generation of the plant having been lower than expected during 2017 related to an incident with electric transformers which took place in July 2017. This project is within the Renewable energy sector and North America geography. The Company therefore performed an impairment test as of December 31, 2017, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the asset by 7%. To determine the value in use of the asset, a specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 4.7% and 5.0%.

An adverse change in the key assumptions which are individually used for the valuation would not lead to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life (PPA) of the project nor in case of an increase of 50 basis points in the discount rate.

b)	The following table shows the movements of contracted concessional assets included in the heading “Contracted Concessional assets” for 2016:

Cost

Total as of January 1, 2016	10,126,023
Additions	6,346
Translation differences	(68,199)
Change in the scope of the consolidated financial statements	5,876
Reclassification and other movements	(2,450)

Total as of December 31, 2016	10,067,596

Accumulated amortization

Total as of January 1, 2016	(825,126)
Additions	(332,925)
Change in the scope of the consolidated financial statements	(2,381)
Translation differences	17,108
Total accum. amort. as of December 31, 2016	(1,143,324)
Net balance at December 31, 2016	8,924,272

During 2016 contracted concessional assets decreased primarily due to the amortization charge for the year.

Considering the low level of wind resources recorded since COD in Palmatir and Cadonal projects and the uncertainty around such level in the future, the Company identified a triggering event of impairment during the year 2016 in compliance with IAS 36, Impairment of Assets. As a result, impairment tests have been performed resulting in the recording of an impairment loss of $17,229 thousand and $3,101 thousand for the Cadonal and Palmatir projects, respectively, as of December 31, 2016.

The impairment has been recorded within the line “Depreciation, amortization and impairment charges” of the consolidated income statement, decreasing the amount of “Contracted concessional assets” pertaining to the Renewable energy sector and South America geography. The recoverable amount considered is the value in use and amounts to $91,795 thousand and $123,912 thousand for Cadonal and Palmatir, respectively, as of December 31, 2016. A specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 6.7% and 7.0% for both projects.

An adverse change in the key assumptions which are individually used for the valuation could lead to future impairment recognition; especially, a 5% decrease in generation over the entire remaining useful life (PPA) of the project would generate an additional impairment of approximately $5 million for Cadonal and $7 million for Palmatir. An increase of 50 basis points in the discount rate would lead to an additional impairment of approximately $3 million for Cadonal and $4 million for Palmatir.

In addition, the Company identified a triggering event of impairment for Solana as a result of the generation of the plant having been lower than expected during its first years of operation. This project pertains to the Renewable energy sector and North America geography. The Company therefore performed an impairment test as of December 31, 2016, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the asset by 3%. To determine the value in use of the asset, a specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 4.1% and 5.1%.

An adverse change in the key assumptions which are individually used for the valuation could lead to future impairment recognition; especially, a 5% decrease in generation over the entire remaining useful life (PPA) of the project would generate an impairment of approximately $40 million. An increase of 50 basis points in the discount rate would lead to an impairment of approximately $30 million.